Exhibit 99.2

                          Adopted by Board of Directors
                                February 23, 2005

                            DNB Financial Corporation
                         DNB First National Association
                       Code of Ethics/Whistleblower Policy

As directors, officers and employees of DNB Financial Corporation (the "Company") and its subsidiaries, including without limitation DNB First National Association (the "Bank") (collectively, "DNB"), we assume a duty to the Bank, its customers, depositors and Company shareholders. It is each director's, officer's and employee's responsibility to act in a manner that will merit public trust and confidence. This duty extends to all activities -- both personal and professional. Each director, officer and employee of DNB is expected to direct his or her personal conduct in a manner that will bring credit to the organization and to avoid any action that will discredit the Bank.

With   these   considerations   in   mind,   the   purpose   of  this   Code  of
Ethics/Whistleblower Policy is to deter wrongdoing by DNB's directors, officers and employees and to promote:

- Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

- Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the U.S.Securities and Exchange Commission ("the SEC") and in other public communications made by the registrant;

- Compliance with applicable governmental laws, rules and regulations;

- The prompt internal reporting to an appropriate person or persons identified in the code of violations of the policy; and

- Accountability for adherence to this Code of Ethics/Whistleblower Policy.

Whenever you use the authority and privileges that come from employment with DNB, you must apply two principles:

1. A DNB director, officer or employee places DNB's interests ahead of his or her own private interest.

2. A DNB director, officer or employee must make full disclosure of any situation in which his or her private interests create a conflict or potential conflict with those of the Company or the Bank or any of their subsidiaries.

This policy has been adopted by the Board of Directors and it is furnished to you for your guidance and information. Directors, officers and employees are requested and expected to (i) read this statement, (ii) understand its purposes,
(iii) make appropriate disclosures to, or request appropriate exceptions or waivers from, the appropriate DNB official as designated in this Code of Ethics/Whistleblower Policy, and (iv) consult with their immediate supervisors if there are uncertainties or questions about the meaning of this policy.

CONFIDENTIAL AND INTERNAL INFORMATION

DNB encourages the free flow of information among its directors, officers and employees. However, if confidential or internal information is received by the wrong people, potential damage may be done through legal exposure and other adverse results.

Confidential Information

"Confidential information" includes:

1.   All unpublished financial results;
2.   All unpublished financial projections; and
3. All non-public information, the substance of which may be deemed material by an investor or which would give a competitor a competitive advantage, such as new products, services or pending lawsuits.

Information that could have a definite and immediate impact on the market price of the security involved is regarded by the SEC as material. When in doubt about whether a piece of information is material or non-public, assume that it is confidential and consult with your supervisor at once. It may be appropriate to consult first with DNB's legal counsel before making disclosures of information that may be confidential.

Nonpublic information about the Bank's customers, suppliers, directors, officers or employees acquired by a director, officer or employee through employment with DNB is considered to be privileged and must be held in the strictest confidence and is also considered "confidential information." It is to be used solely for Company or Bank purposes and not as a basis for personal gain. In no case should such information be transmitted to persons outside DNB, including family or associates, or even to other directors, officers or employees of DNB who do not need to know such information in discharging their Bank dutes. The restrictions in this paragraph also apply to the reports and statements prepared for use in the DNB's business and not generally released.

Further, a director, officer or employee must not take for personal gain an opportunity that belongs to the Company, the Bank or any of their subsidiaries. Whenever DNB has been seeking a particular business opportunity, or the opportunity has been offered to it, or DNB's funds, facilites, or personnel have been used in developing the opportunity, the opportunity rightfully belongs to DNB, and not to directors, officers or employees who may be in a position to divert the opportunity to themselves or others.

Internal Information

"Internal information" means all communications (other than confidential information) between or among DNB directors, officers or employees and agents and their advisors, such as attorneys, accountants and consultants, and not intended for public consumption, no matter in what form (tangible or intangible) it may be embodied.

Basic Restriction on Confidential Information and Internal Information

Confidential information and internal information must not be released by DNB directors, officers or employees to the public or to persons outside DNB, except
(i) in accordance with any applicable policies or procedures approved by the Board of Directors (or the Executive Committee in its place) or pursuant to authority delegated by the Board of Directors, or (ii) with the written approval of the Chief Executive Officer or the Chief Financial Officer.

DISCLOSURES IN DEALINGS WITH AUDITORS AND BANK EXAMINERS

The principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions for either the Company or the Bank are referred to in this Code of Ethics/Whistleblower Policy as "Executive and Financial Officers." The appropriate Executive and Financial Officers are obligated to establish appropriate systems and procedures to ensure that business transactions are recorded on the Bank's books in accordance with Generally Accepted Accounting Principals, established company policy, and appropriate regulatory pronouncements and guidelines.

They must establish and administer financial accounting controls that are appropriate to ensure the integrity of the financial reporting process and the availability of timely, relevant information or the safe, sound and profitable operation of DNB.

They must ensure that all accounting records and information are protected and retained as required by applicable law, regulation, or regulatory guidelines.

Directors, officers and employees are required to cooperate fully with audits conducted by either the Bank's internal audit staff, external auditing firm or regulatory examiners. Questions raised by the Bank's auditors must be responded to candidly and no adverse or controversial information in response to any questions may be concealed.

The appropriate Executive and Financial Officers must also establish and maintain an appropriate system to ensure full, fair, accurate, timely, and understandable disclosures in reports and documents that DNB files with, or submits to, the SEC, banking regulators and other applicable regulatory agencies, and in other public communications made by or on behalf of DNB.

Directors, officers and employees are required to cooperate fully with the appropriate Executive and Financial Officers in the process of preparing reports, filings and other documents to comply with DNB's disclosure and other regulatory compliance responsibilities. Any potentially material information, and any questions relating to such information, must be volunteered candidly and no adverse or controversial information may be concealed.

PARTICIPATION IN PUBLIC AFFAIRS

It is the philosophy of DNB to encourage on the part of its directors, officers and employees a full awareness and interest in civic and political responsibility. Each director, officer and employee shall have the opportunity to support community activities or the political process, as he/she desires. However, except strictly as the Board of Directors (or the Executive Committee in its place) or senior management may explicitly determine from time to time,
(i) DNB does not support, sponsor or endorse these activities or political processes, (ii) DNB's name and address or facilities may not be used in any advertisements or literature to promote any activity, political or not, that is unrelated to DNB's business, and (iii) the Bank's letterhead may not be used for any purpose other than job related activities.

It is illegal to use Bank funds for the purpose of making contributions or expenditures in connection with elections to any local, state, and federal office. However, the Federal Elections Commission does permit the use of Bank funds and assets for limited political purposes, such as: establishing political action committees and implementing nonpartisan voter registration or "get-out-the-vote" campaigns.

Directors, officers and employees must be aware when considering election or appointment to corporate boards, public offices or commissions, that serving in such capacity will place them in a position where a potential conflict of interest may exist. Unless specifically approved by the CEO and/or the Board of Directors (or the Executive Committee in its place), no director, officer or employee shall serve on the board of directors, board of trustees or similar body of any non-bank entity that is in direct competition with DNB. If a conflict develops, DNB reserves the right to request the director, officer or employee involved to divest themselves of one of the conflicting interests.

BORROWING FROM CUSTOMERS

Directors, officers and employees shall not borrow money from any customer of the Bank unless the customer is a recognized lending institution. Further, directors, officers and employees shall not borrow from each other nor lend their personal funds to customers of the Bank.

No director, officer or employee shall co-sign, endorse or otherwise assume liability, contingent or otherwise, in connection with borrowings of any customer or prospective customer.

For purposes of these restrictions on borrowing, the term "customer" in this section excludes relatives of the director, officer or employee.

OVERDRAFTS

Overdrafts of director, officer and employee transaction accounts are to be avoided, unless associated with (i) as to directors and executive officers, an established overdraft facility permitted under Federal Reserve Regulation O, and
(ii) as to other employees, an overdraft policy and procedure no more favorable than the policies and procedures applicable to customers generally. The Bank recognizes that occasionally, through oversight or human error, a mistake will occur; however, intentional abuse of an account may result in immediate termination. For additional information, refer to your Employee Handbook.

PROHIBITED LENDING PRACTICES

Directors, officers and employees are not permitted to process loan applications or to authorize or participate in the authorization of extensions of credit by DNB to members of their immediate family. Immediate family is defined as spouses, parents, children, and/or siblings. Any such loan application must be referred to another authorized employee.

A director, officer or employee may not extend credit to companies in which he or she has an interest as a director, officer, controlling person, or partner, or in which a member of the lending officer's immediate family has such an interest.

GIFTS AND ENTERTAINMENT

Gifts or favors of nominal value are an accepted practice to the extent that they meet all standards of ethical business conduct and involve no element of concealment.

All gifts given to customers and prospective customers must be approved by an officer's or employee's immediate supervisor and the responsible Executive Officer.

Entertainment By Employees

Entertainment involving a nominal expense is also an accepted practice to the extent that it meets all standards of ethical business conduct and involves no element of concealment or corrupt intent. Entertainment expense must be approved by an officer's or employee's immediate supervisor.

Gifts Received By Employees

DNB expects officers and employees to render efficient and courteous service to customers at all times without expectation of reward other than compensation regularly received for their employment. Further, Federal criminal law and Pennsylvania law makes it a crime for a director, officer or employee to receive or accept anything of value for or in connection with any transaction, business or confidential information of the Bank.

To avoid even the implication of any impropriety, it is important that each director, officer and employee decline any gifts that would raise even the slightest doubt of improper influence if accepted. The solicitation of gifts, bequests or favors is specifically prohibited as a Federal crime. As a general rule, therefore, no gifts or bequests of other than nominal value from present or prospective customers or suppliers are to be accepted. It is never appropriate under any circumstances for directors, officers or employees to accept cash from a present or prospective customer, supplier or public official.

Situations may arise when it may be appropriate for directors, officers or employees to accept a gift or favor. Such situations include:

1.   Unsolicited  gifts of nominal  value (not over  $100)  given at  Christmas,
     other  holidays,   or  special  occasions  that  represent  expressions  of
     friendship and are not in connection with any transaction or business DNB.

2. Luncheons, dinners or business meetings and accompanying reasonable entertainment with present and prospective customers and suppliers when the return of the expenditure on a comparable basis is likely to occur and is properly chargeable as a business expense.

3. Unsolicited advertising or promotional material (e.g., pens and calendars) of a value not exceeding $100.

INVESTMENTS

No director, officer or employee, nor any member of his or her immediate family, shall directly or indirectly invest in any interest in real estate or its development, or in any business enterprise, if, to the knowledge of such person, any other person having a direct or indirect interest in such real estate or its development has obtained or made application for financing from the Bank or any of its subsidiaries. All exceptions to the foregoing investment prohibition must be approved in writing in advance by (i) the Board of Directors (or the Executive Committee in its place), acting by a majority of its disinterested members, in the case of any of the Executive and Financial Officers, or (ii) in other cases, by the Appropriate Official.

If a director, officer or employee has, or if he or she knows that a member of his or her immediate family has, an investment that violates the above policy, an immediate and full disclosure must be made to (i) the Board of Directors in the case of any of the Executive and Financial Officers, or (ii) in other cases, by the Appropriate Official.

TRANSACTIONS IN STOCK OF DNB FINANCIAL CORPORATION

In accordance with the Securities Exchange Act of 1934, directors and certain "executive officers" are considered "insiders" and are subject by law to restrictions in the trading of the Bank's common stock. "Insiders" may also be held liable to the Bank for any "short swing profits" made from either purchasing or selling the stock during defined periods.

The Chief Financial Officer shall maintain a list of those directors, officers and employees who are considered "insiders". Any director, officer or employee of DNB affected by this policy shall contact the Chief Financial Officer before transacting or agreeing to transact in DNB stock.

SERVING AS AN INDIVIDUAL FIDUCIARY

No director, officer or employee, nor any member of his or her immediate family, may accept an appointment as fiduciary unless (i) the Bank is named agent for the fiduciary and all compensation as fiduciary is received only by the Bank as agent and such appointment is also approved by the Trust Committee and, in the case of any director or any of the Executive and Financial Officers, the Board of Directors (or the Executive Committee in its place), or (ii) the grantor or decedent is a family member or personal friend and the relationship is not brought about through Bank employment.

BENEFICIARY (OR LEGATEE) UNDER A WILL OR TRUST

Directors, officers and employees must report any gift of a beneficial interest or legacy under wills or trusts of customers of the Bank, other than a relative, at such time as the director, officer or employee learns of the designation. The objective of such a notification requirement is to allow for consideration of all the facts in each case to make certain there are no real conflicts of interest and that a reasonable, disinterested third party could not allege a conflict of interest upon the director, officer or employee in receipt of the benefit.

If this reporting requirement results in a decision that a real or apparent conflict exists or could exist, the director, officer or employee will be expected to make every effort to be relieved of the expectation of benefit and may be required to renounce the gift.

REFERRING CUSTOMERS WHO SEEK ADVICE

Legal Advice:

In many cases discussions with customers lead to a request that the director, officer or employee make statements that may relate to the legality of the proposed transaction.

Neither the Company nor the Bank nor their subsidiaries can practice law or give legal advice. Therefore, directors, officers and employees should be very careful in discussions with customers, and say nothing that might be interpreted as the giving of legal advice.


Tax and Investment Advice:

No director, officer or employee shall provide advice to a customer on matters concerning tax problems, or in the preparation of tax returns, or in investment decisions except as may be necessary or appropriate in the performance of a fiduciary duty as otherwise required in the ordinary course of his or her duties for DNB.

Recommending Other Firms to Customers

As a matter of policy, directors, officers and employees must not recommend attorneys, accountants, insurance brokers or agents, stock brokers, real estate agents, and the like to customers unless in every case several names are given without indicating favoritism. This policy shall not apply in cases where the service is provided directly or indirectly by DNB.

CONFLICT OF INTEREST

In general, a conflict of interest involves any situation which may, or may appear to, influence or interfere with a director's, officer's or employee's independent exercise of judgment in representing the best interests of DNB in a fair and impartial manner, or which could provide an opportunity for a director, officer or employee to profit personally as a result of his or her position with DNB.

While it is not possible to identify every situation that may involve a conflict of interest, situations include business dealings with providers of services to DNB as well as personal relationships with customers, prospects and competitors.

No director, officer or employee should make inappropriate use of his or her position with DNB in any business dealing with a provider of service to DNB. All business dealings must be in accordance with the highest ethical standards and must not create even the appearance of a conflict of interest. No decisions about whether or not DNB will do business with a customer, prospect, or supplier should be influenced by unrelated interests. Such decisions should only be based upon business considerations.

Directors, officers and employees should not accept special discounts or other consideration from customers, prospects or suppliers unless such discounts or considerations are offered under the same terms and conditions to others.

Whenever there is a question about a potential conflict of interest, a full and complete disclosure of the circumstances to the Appropriate Official is required; and whenever a transaction is involved, his or her prior approval must be obtained.

OUTSIDE EMPLOYMENT

The Bank does not encourage its full-time officers or employees to have employment outside DNB. However, such employment is permitted when the officer or employee receives prior approval of the Human Resource Department and the Appropriate Official. All outside employment must be consistent with this Code of Ethics/Whistleblower Policy and DNB's conflict of interest and other policies, and may not take precedence over DNB work requirements, including overtime.

If the officer or employee is unable to maintain an acceptable level of performance at DNB as a result of the employment at the outside job, the officer or employee will be requested to terminate the outside employment.

ADMINISTRATION OF THE CODE OF ETHICS/WHISTLEBLOWER POLICY

The Board of Directors has adopted this Code of Ethics/Whistleblower Policy and delegated to the CEO and Senior Management the responsibility for its administration throughout DNB. It is each director's, officer's and employee's responsibility to be familiar with this Code of Ethics/Whistleblower Policy and to abide by the letter and spirit of its provisions at all times. All new directors, officers and employees are provided with a copy of the Code of Ethics/Whistleblower Policy at the time of their employment. Supervisors are expected to make every reasonable effort to ensure that their staff continues to comply with the provisions of this Code of Ethics/Whistleblower Policy.

(a) Appropriate Official. For purposes of any disclosure, approval or reporting provisions in this Code of Ethics/Whistleblower Policy, the "Appropriate Official" shall be determined based upon the status of the director, officer or employee whose activities or relationships are in question (the "Subject Individual") and, subject to the following sentences, shall be: (1) If the Subject Individual is a director or any of the Executive and Financial Officers (other than the Chairman of the Board of Directors), the Appropriate Official shall be the Chairman of the Board of Directors; if the Subject Individual is the Chairman of the Board of Directors, the Appropriate Official shall be the Chairman of DNB's Audit Committee; (2) If the Subject Individual is an officer, but not a director or any of the Executive and Financial Officers, the Appropriate Official shall be DNB's Chief Executive Officer; (3) If the Subject Individual is not an officer or director, the Appropriate Official shall be the Bank's Compliance Officer. Notwithstanding the foregoing designations of the Appropriate Official, the Appropriate Official as to any alleged violation or proposed Authorization or Waiver shall not be involved in the matter giving rise to the alleged violation or proposed Authorization or Waiver, and shall have sufficient status within DNB to engender respect for this Policy and shall have the authority to adequately deal with the persons involved in the matter regardless of their stature in DNB. If in any circumstance the Appropriate Person that would otherwise be designated in the first sentence of this paragraph does not meet all of the requirements of the preceding sentence, the Board of Directors (or the Executive Committee in its place), acting by a majority of its disinterested members, shall have the authority and responsibility to designate the Appropriate Person for that matter.

(b) Procedures on Notice of Possible Violation. Upon receiving notice or disclosure of any violation, alleged violation or suspected violation of this Code of Ethics/Whistleblower Policy, the Appropriate Official shall take such action as may be appropriate under the circumstances within his or her scope of authority to determine if a violation has occurred or is occurring or about to occur and, if applicable, to prevent or terminate any such violation.

(c) Reporting by Appropriate Officers. Each Appropriate Officer shall report each matter involving an alleged violation or requested Authorization or Waiver under this Code of Ethics/Whistleblower Policy to the Board of Directors no later than at its next regular board meeting, and shall thereafter update the Board of Directors at each subsequent regular meeting regarding the status of the matter until it is resolved.

(d) Authorizations and Exceptions Under Code of Ethics/Whistleblower Policy.. For purposes of this Code of Ethics, an authorization or exception contemplated or permitted by this Code of Ethics/Whistleblower Policy is referred to herein as an "Authorization," and any authorization or exception not contemplated or permitted by this Code of Ethics/Whistleblower Policy, or any other deviation from, waiver of, decision not to enforce, or failure to enforce, any of the provisions of this Code of Ethics/Whistleblower Policy, is referred to herein as a "Waiver." Any Authorization may be granted without the approval of the Board of Directors, except to the extent this Code of Ethics/Whistleblower Policy requires Board of Directors approval, but shall be reported to the Board of Directors no later than at the next regular board meeting of the Board of Directors of the Company or the Bank, whichever first occurs. Any Waiver shall only be granted pursuant to a resolution duly adopted by the Board of Directors (or Executive Committee in its place) of the Bank (if applicable solely to the Bank) or the Board of Directors (or Executive Committee in its place) of the Company (if not applicable solely to the Bank).

(e) Participation of Subject Individual at Board Meetings. In any meeting of a Board of Directors (or of a committee thereof) at which action is to be taken on any matter governed by this Code of Ethics/Whistleblower Policy, the Subject
Individual may make a presentation to the Board of Directors on the questions involved, except to the extent that the Board of Directors or committee determines otherwise. If the Subject Individual is precluded from participating in a meeting and wishes to express his or her views on the subject, a reasonable means shall be provided for his or her views to be communicated to each person attending the meeting. If the Subject Individual is a director, his or her presence may be counted if applicable for purposes of determining a quorum. However, he or she shall not be permitted to vote on, or to discuss in his or her capacity as director, any resolution, motion, decision or other action relating to the matter, and shall be absent from the meeting when the action is taken.

(f) Guidance Regarding Code of Ethics/Whistleblower Policy. Directors, officers or employees who wish guidance regarding this Code of Ethics/Whistleblower Policy and its potential application to a particular transaction, circumstance or action shall first consult with the Appropriate Official. Each Appropriate Official shall make himself or herself available to respond to inquiries by any appropriate director, officer or employee. However, no interpretation or construction of this Code of Ethics/Whistleblower Policy that differs from DNB's actual or historic practice may be made without the express approval of the Board of Directors (or the Executive Committee in its place).

(g) Periodic Review of Compliance with Code of Ethics/Whistleblower Policy. At least once during each calendar year, DNB's Audit Committee, together with each Appropriate Official, shall conduct a review of (i) compliance with this Code of Ethics/Whistleblower Policy by DNB's directors, officers and employees during the prior year, (ii) Authorizations and Waiver given with respect to this Code of Ethics/Whistleblower Policy during the prior year, (iii) all other matters disclosed in the past year to any Appropriate Officials in connection with this Code of Ethics/Whistleblower Policy, and (iv) any questions of interpretation of this Code of Ethics/Whistleblower Policy raised in the past year. As a result of such review, the Audit Committee shall (I) identify any actions, transactions or relationships not in conformity with this Code of Ethics/Whistleblower Policy and report thereon to the Board of Directors, together with recommendations for actions to remedy any nonconformities, and (II) review and recommend to the Board of Directors any changes to this Code of Ethics or any recommended communications to Bank directors, officers and employers to help clarify the meaning or operation of this Code of Ethics.

(h) Confidentiality. Notwithstanding any provision of this Code of Ethics/Whistleblower Policy, to the extent that an Appropriate Official, the Committee or a Board of Directors may determine that confidentiality of any matter relating to this Code of Ethics/Whistleblower Policy is in the best interests of the Bank, any Appropriate Official, the Committee, the Board of Directors or a representative thereof shall be authorized to consult with the Bank's designated legal counsel (or, in the case of the Audit Committee if it shall deem it appropriate, independent counsel to the Audit Committee) for purposes of seeking advice regarding such matters or any compliance or liability risks related thereto, and thereupon such matters may thereafter be handled in accordance with the advice of legal counsel. (i) Use of Code of Ethics. This Code of Ethics/Whistleblower Policy is intended solely to facilitate DNB's internal management of its business and activities. Violations of this Code of Ethics/Whistleblower Policy may be the basis for disciplinary action by DNB, termination of a director's, officer's or employee's relationship with the Bank, or other regulatory or legal action that DNB may deem appropriate. However, neither violations nor alleged violations of this Code of Ethics/Whistleblower Policy, nor any actions or omissions of DNB, the Company, the Bank or any of their subsidiaries, or of any representatives of any of those entities in administering or enforcing this Code of Ethics/Whistleblower Policy or in identifying or responding to any matters raised under this Code of Ethics/Whistleblower Policy, shall be the basis of any liability of, or any claims against, DNB, the Bank or any of their subsidiaries, except solely to the extent required by applicable law. Without limiting the foregoing, neither the inclusion of any provision in this Code of Ethics/Whistleblower Policy, nor the determination that any matter may be a violation of this Code of
Ethics/Whistleblower Policy shall, by such fact alone, be deemed material for securities disclosure purposes nor for any other purposes under applicable federal and state securities or other laws or regulations.

WHISTLEBLOWER POLICY

As employees of DNB Financial Corporation (the "Company") and its subsidiaries, including without limitation DNB First National Association (the "Bank") (collectively, "DNB"), we assume a duty to the Bank, its customers, depositors and Company shareholders. It is each employee's responsibility to act in a manner that will merit public trust and confidence. This duty extends to all activities - both professional and personal. Each employee of DNB is expected to direct his or her personal conduct in a manner that will bring credit to the organization and to avoid any action that will discredit the Bank.

DNB is committed to being in compliance with all applicable securities laws and regulations, accounting standards, accounting controls and audit practices. Fair and accurate reporting of financial matters of the company is required. Fraud and misrepresentation of financial records is prohibited.

With these considerations in mind, the purpose of this Complaint Procedure is to provide each and every employee with a means to report any wrongdoing by DNB's directors, officers and employees to the Audit Committee of DNB. Employees are encouraged to raise concerns they have regarding any suspected violations. These violations can be reported anonymously. All reports will be promptly investigated and the appropriate corrective action will be taken.

Protection

Employee conduct that is protected from retaliation includes:

o Providing information to or otherwise assisting in an investigation by a federal regulatory or law enforcement agency, any member of Congress or committee of Congress, or any person with supervisory authority over the employee or who has the authority to investigate, discover, or terminate misconduct, where such information or investigation relates to any conduct of the employer that the employee reasonably believes constitutes a violation of specified federal fraud laws, any SEC rule or regulation, or any other federal law relating to fraud against shareholders.

o    Filing,   testifying,   participating  in,  or  otherwise  assisting  in  a
     proceeding relating to alleged violations of any of the federal fraud or securities laws described above.

     Procedure

o Any employee wishing to file a complaint, may do so by e-mailing the Chairman of the Audit Committee at jameshthornton@worldnet.att.net .

o If you prefer to remain anonymous, you may mail your complaint to James H. Thornton, 43 Cedar Hill Lane, Media, PA 19063.

o The chairman of the audit committee will present the complaint to the full Audit Committee at the next schedule meeting. Any serious concerns that are revealed will be reviewed with the audit committee before implementation of any final corrective action. The chairman has the authority communicate with other committee members prior to the next scheduled meeting where warranted.

o A complete investigation of the complaint will occur. The Audit Committee may use the Internal Audit Department staff for any investigations. The Chairman of the Audit Committee has the right to retain any advisers need to carry out the committee's duties.

o All documentation relating to complaints will be maintained by the Audit Department for a period of five years.

Conslusion

This policy provides a means for each and every employee to identify concerns or suspicions of fraudulent activities or misrepresentation of financial records. The collective goal is to create a bank with greater sensitivity, awareness and commitment to high ethical standards. The Audit Committee vows to follow up promptly on any concerns raised. Only through such regular and concerted actions will a culture of the highest ethical behavior becom e a way of life and create an environment in which the employees of DNB do not fear voicing opposition to questionable practices.

                            DNB Financial Corporation
                         DNB First, National Association
                       Code of Ethics/Whistleblower Policy

                                 Acknowledgment

I have received a copy of the Revised Code of Ethics/Whistleblower Policy dated February 23. 2005 for DNB Financial Corporation and DNB First National Association and their subsidiaries, and I certify that:

1.   I have read and understand the Code of Ethics/Whistleblower Policy.

2. I have complied with and will continue to comply with all of the requirements of the Code of EthicsWhistleblower Policy, and I have nothing to disclose as required by the Policy except as follows:

3.   I am not engaged in any outside employment except as follows:

4. Neither I nor any member of my immediate family is engaged in any activity which may reasonably be deemed a conflict of interest as defined in the Bank's Code of Ethics/Whistleblower Policy except as follows:






         -----------------------------------        --------------------
         Director/Officer/Employee Signature        Date


         --------------------------------------     --------------------
         Director/Officer/Employee - Print Name     Department/Location